Exhibit 10.29
FIRST AMENDMENT TO
STANDBY PURCHASE AGREEMENT
This First Amendment (this “Amendment”) to the Standby Purchase Agreement is effective as of July 23, 2024 (the “Effective Date”) by and among Seaport Entertainment Group Inc., a corporation existing under the laws of Delaware (the “SEG”), Howard Hughes Holdings Inc., a corporation existing under the laws of Delaware (“HHH”), Pershing Square Holdings, LTD., Pershing Square, L.P. and Pershing Square International, LTD. (together, the “Standby Purchasers” and together with SEG and HHH, the “Parties”).
WHEREAS, the Parties executed the Standby Purchase Agreement, dated July 18, 2024 (the “Agreement”);
WHEREAS, in connection with the Spin-Off, SEG has determined to cause the shares of its common stock to be listed on the NYSE American;
WHEREAS, the parties desire to amend the Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending legally to be bound, agree as follows:
1.Defined Terms. All terms not defined herein shall have the meanings set forth in the Agreement.
2.Certain Amendments to the Agreement: The following provisions of the Agreement and all annexes and exhibits thereto are hereby amended as follows:
a.Article 1.1 shall be amended by deleting the definition of “NYSE” and replacing it with the following:
“NYSE American” means NYSE American LLC.
b.Unless context otherwise requires, all instances of and references to “NYSE” are hereby deleted and replaced with “NYSE American”.
3.Captions. The captions and headings of the paragraphs in this Amendment are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.
4.Terminology. Upon effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.
5.Governing Law. This Agreement shall be governed by, interpreted and enforced in accordance with, the internal Laws of the State of New York, without regard to any conflict of laws principles. Each party hereby unconditionally and irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any New York State court sitting in New York City.
6.No Other Modification. Except as specifically set forth herein, the Agreement is unmodified and is hereby ratified and remains in full force and effect.
7.Severability of Provisions. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.
8.Full Force and Effect. Except as expressly modified, amended or supplement by this Amendment, all terms, covenants and conditions of the Agreement remain unchanged and in full force and effect. The undersigned hereby acknowledge that all of the terms, covenants and conditions of the Agreement, as hereby modified, amended or supplemented by this Amendment, are hereby ratified and confirmed and shall continue to be and remain in full force and effect throughout the remainder of the term of the Agreement, and that the Agreement and this Amendment shall be read and interpreted as if it was one agreement.
9.No Third Party Beneficiaries. Nothing in this Amendment, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and, subject to the restrictions on assignment contained in the Agreement, their respective successors and assigns.
10.Counterparts. This Amendment may be executed in multiple counterparts, each of which when so executed shall be deemed an original and shall be binding on the parties and of which, taken together, shall constitute one and the same Amendment.
[signature on following page]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their authorized signatories as of the date first written above.

SEAPORT ENTERTAINMENT GROUP INC.

By:	/s/ Anton D. Nikodemus
Name: Anton D. Nikodemus
Title: Chief Executive Officer

Solely with respect to Sections 9.1, 13.1 and 13.4,
HOWARD HUGHES HOLDINGS INC.

By:	/s/ Carlos Olea
Name: Carlos Olea
Title: Chief Financial Officer
[Signature Page to First Amendment to Standby Purchase Agreement]

PERSHING SQUARE HOLDINGS, LTD.

By:	Pershing Square Capital Management, L.P., its Investment Manager

By:	PS Management GP, LLC, its General Partner

By:	/s/ William A. Ackman
William A. Ackman
Authorized Signatory

PERSHING SQUARE, L.P.

By:	Pershing Square Capital Management, L.P., its Investment Manager

By:	PS Management GP, LLC, its General Partner

By:	/s/ William A. Ackman
William A. Ackman
Authorized Signatory

PERSHING SQUARE INTERNATIONAL, LTD.

By:	Pershing Square Capital Management, L.P., its Investment Manager

By:	PS Management GP, LLC, its General Partner

By:	/s/ William A. Ackman
William A. Ackman
Authorized Signatory
[Signature Page to First Amendment to Standby Purchase Agreement]